UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 20, 2014
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of the stockholders of Diamond Resorts International, Inc. (the “Company”) was held on May 20, 2014. Items of business set forth in the Company’s proxy statement dated April 15, 2014 that were voted on and approved at the annual meeting are as follows:

(1) Re-election of each of David J. Berkman, B. Scott Minerd and Hope S. Taitz to the Company’s Board of Directors, each for a three-year term expiring at the 2017 Annual Meeting of Stockholders:

	Votes
Nominee	For	Withheld	Broker Non-Vote
David J. Berkman	59,363,723	6,393,953	1,156,245
B. Scott Minerd	52,398,205	13,359,471	1,156,245
Hope S. Taitz	59,399,134	6,358,542	1,156,245

(2) Ratification of the appointment of independent registered public accounting firm BDO USA, LLP as the independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Vote
66,908,141	3,312	2,468	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

May 27, 2014	By: Name: Title:	/s/ David F. Palmer David F. Palmer President and Chief Executive Officer